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                                      First Amendment to Servicing Agreement.rtf
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                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                               SERVICING AGREEMENT

      THIS FIRST AMENDMENT TO SERVICING AGREEMENT, dated as of September 13, 2000 (this "AMENDMENT"), is entered into by and among FIRST INVESTORS AUTO CAPITAL CORPORATION, as debtor, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association), as backup servicer and custodian and FIRST INVESTORS SERVICING CORPORATION (f/k/a Auto Lenders Acceptance Corporation), as servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

      WHEREAS, the parties hereto entered into that certain Servicing Agreement, dated as of July 1, 1999 (as amended, the "AGREEMENT");

      WHEREAS, in connection with pursuant to the Third Amendment to the Security Agreement, dated as of the date hereof, by and among the Debtor, the Deal Agent, the Collateral Agent and the Seller, the parties hereto desire to amend the Agreement in certain respects in connection with, among other things, the sale of the certain Receivables to the Debtor;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS.

      (a) The definition of "Final Servicing Transfer Date" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (b) The definition of "GECC or GECC Agreement" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (c) The definition of "Insurance Policies" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

            INSURANCE POLICIES: means insurance policies covering the Financed Vehicles or the Obligors.

      (d) The definition of "Prior Receivables" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (e) Section 2.1(g) of the Agreement is hereby amended by deleting the last two sentences thereof.

      (f) Section 2.1(i) of the Agreement is hereby amended in its entirety to read as follows:

            (i) The Debtor shall deliver or cause to be delivered to the Servicer a loan package ("Loan Package") consisting of all documents comprising the Custodian Files and Servicer Files pertaining to any Receivable, no later than the date on which such Receivable is made a part of the Collateral in accordance with the Security Agreement, each of which shall contain the complete Custodian File and Servicer File pertaining to each Receivable included in the Loan Package.

      (g) Section 2.2(c) of the Agreement is hereby amended in its entirety to read as follows:

            (c) The Servicer, jointly with the Debtor, shall provide monthly reports substantially in the form of the Monthly Debtor's Report and Servicer certificate attached hereto as Exhibit "A". Such reports shall be delivered to the Collateral Agent and the Back-up Servicer by overnight mail or facsimile transmission, no later than the tenth calendar day after the end of each Collection Period.

      (h) Section 2.23(c) of the Agreement is hereby amended in its entirety to read as follows:

                  (c) The Back-up Servicer shall, within 30 days of the receipt thereof, load the computer tape or diskette received from the Servicer pursuant to Section 2.2(f) hereof, and confirm that such computer tape or diskette is in readable form and calculate and confirm the aggregate Principal Balance of Receivables as of the most recent Determination Date, solely on the basis of comparison to the Monthly Servicer Report.

                        In addition, the Back-up Servicer shall confirm that the
            Delinquency Ratio and Net Loss Ratio as set forth in the Monthly Servicer Report are accurate based solely on a comparison to the computer tape referred to above.

      SECTION 2.  AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

      Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

      SECTION 3.  MISCELLANEOUS.

      (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    FIRST INVESTORS AUTO
                                    CAPITAL CORPORATION,
                                          as Debtor


                                    By: ________________________________________

                                          Bennie H. Duck, Vice President


                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                          as Back-up Servicer and Custodian


                                    By: ________________________________________
                                    Name:
                                    Title:

                                    FIRST INVESTORS
                                    SERVICING CORPORATION,
                                          as Servicer


                                    By: ________________________________________
                                          Bennie H. Duck, Vice President


Accepted and agreed to this 13th day of September, 2000:

FIRST UNION SECURITIES, INC.,
      as Deal Agent


By: ________________________________
Name:
Title: